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                      SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report:                         OCTOBER 24, 2003
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Date of earliest event reported:        OCTOBER 24, 2003
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                            PIONEER COMPANIES, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                             000-31230              06-1215192
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(State or Other Jurisdiction        (Commission            (IRS Employer
of Incorporation)                   File Number)         Identification No.)


700 LOUISIANA, SUITE 4300, HOUSTON, TEXAS                      77002
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code       (713) 570-3200
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On October 24, 2003, Pioneer Companies, Inc., a Delaware corporation (the "Company"), issued a press release reporting on progress with respect to negotiations of the terms of a power contract for its chlor-alkali plant in Tacoma, Washington, and the possible re-opening of the plant. Filed herewith is such press release.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

            Exhibit number         Description

                 99.1              Press Release of October 24, 2003



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PIONEER COMPANIES, INC.


                                           By: /s/ KENT R. STEPHENSON
                                              --------------------------------
                                                 Kent R. Stephenson
                                                 Vice President, Secretary and
                                                 General Counsel



Dated:  October 24, 2003


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                                 EXHIBIT INDEX

       Exhibit number          Description

            99.1               Press Release of October 24, 2003